UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

Principal Life Insurance Company

(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation or organization)

(Commission File Number)

42-0127290
(I.R.S. Employer Identification Number)

711 High Street
Des Moines, Iowa 50392-0001
(515) 247-5111
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Opinion of Nora M. Everett
Opinion of Sidley Austin Brown & Wood LLP
Opinion of John D. Schmidt

Item 7. Financial Statements and Exhibits

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-110499 and 333-110499-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 14, 2003 and amended on December 19, 2003 and March 3, 2004.

(c)	Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of June 18, 2004, relating to Principal Life Income Fundings Trust 2004-19.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company and Principal Financial Group, Inc. re: tax matters.

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company and Principal Financial Group, Inc. (included in Exhibit 8).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: June 23, 2004	By:	/s/ Karen A. Pearston
		Name:	Karen A. Pearston
		Title:	Second Vice President and Counsel

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of June 18, 2004, relating to Principal Life Income Fundings Trust 2004-19.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company and Principal Financial Group, Inc. (re: tax matters).

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company and Principal Financial Group, Inc. (included in Exhibit 8).

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